UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant   [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Subsection 240.14a-12

PISMO COAST VILLAGE, INC.

(Name of the Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee paid previously with preliminary materials

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

PISMO COAST VILLAGE, INC.

165 South Dolliver Street Pismo Beach CA 93449

IMPORTANT . . . SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL AND CONTINUED MEETING OF
SHAREHOLDERS OF PISMO COAST VILLAGE, INC.

Notice was given on or around December 13, 2024, that, pursuant to the call of the Board of Directors, of the Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC. (the "Company") held at the South County Regional Center - 800 W. Branch Street, Arroyo Grande, CA 93420 on Saturday, January 18, 2025, at 9:00 a.m. for the purpose of considering and voting on the matters listed below.

NOTICE IS HEREBY GIVEN that, as permitted by state law, the Meeting is continued to Saturday, March 15, 2025, at 10:00 a.m. at the Clubhouse of the Pismo Coast Village RV Resort, located at 165 Dolliver Street, Pismo Beach, CA 93449:

1. Election of Directors. Electing seventeen (17) people to the Board of Directors to serve until the 2025 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	Johnson, Marcus
Blank, Sam	King, Karen
Boswell, Barbara	Moore, Rebecca
Bozzo, Deon	Nunlist, Ron
Buchaklian, Harry	Pappi, Jr. George
Colvin, Suzanne	Plumley, Dwight
Dougherty, Kim	Willems, Gary
Enns, Rodney	Williams, Jack
Hughes, Terris

2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of WithumSmith+Brown, PC to serve as independent certified public accountant for the Company for fiscal year 2024 - 2025.

3. Advisory Vote on Executive Compensation. To vote upon a resolution to approve, on a non- binding advisory basis, the compensation of our named executive officer.

4. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the closure of business on December 1, 2024, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualified.

Due to the death of one of the nominees after the nominations were approved by the Board of Directors, 17 individuals are proposed for election as directors of the Company on this year's ballot.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote on each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, regardless of whether you plan to attend the continuance Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him/her a later dated proxy, or by voting in person at the Meeting.

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting
held on January 18, 2025, and continued to
March 15, 2025.

The Proxy Statement and Annual Report on Form 10-K are available at

EDGAR Search Results (sec.gov)

We encourage you to review all of the information in the proxy materials before voting.

By Order of the Board of Directors,

/s/ Rebecca Moore

Rebecca Moore, Vice President - Secretary

Dated: February 28, 2025

Pismo Coast Village, Inc.
165 South Dolliver Street
Pismo Beach, California CA 93449
Corporate Office (805) 773-5649
(888) 782-3224 (toll-free)
E-mail: rv@Visitpcv.com
www.Visitpcv.com

PISMO COAST VILLAGE, INC.
165 South Dolliver Street
Pismo Beach, California 93449

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Held Saturday, January 18, 2025, and continued to Saturday, March 15, 2025

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc. (the "Company") which was called to order at the South County Regional Center - 800 W. Branch, Arroyo Grande, CA 93420, at 9:00 a.m. on Saturday, January 18, 2025, and all adjournments thereof, including the continuance meeting to be held on Saturday, March 15, 2025.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about February 28, 2025. Please note that additional information regarding this proxy statement is provided in the Company's annual report filed on SEC Form 10-K, which was filed on January 14, 2025 (the "Annual Report"). The Annual Report is hereby incorporated into this proxy statement in its entirety and may be accessed on the SEC or Company website.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing seventeen (17) people to the Board of Directors to serve until the 2025 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	Johnson, Marcus
Blank, Sam	King, Karen
Boswell, Barbara	Moore, Rebecca
Bozzo, Deon	Nunlist, Ron
Buchaklian, Harry	Pappi, Jr. George
Colvin, Suzanne	Plumley, Dwight
Dougherty, Kim	Skaggs, Brian*
Enns, Rodney	Willems, Gary
Hughes, Terry	Williams, Jack

2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of WithumSmith+Brown, PC to serve as independent certified public accountant for the Company for fiscal year 2024-2025.

3. Advisory Vote on Executive Compensation. To vote upon a resolution to approve, on a non- binding advisory basis, the compensation of our named executive officer.

4. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

*Note: Mr. Brian Skaggs, member of the PCV Board of Directors since 2016, died on December 30, 2024, after the Board of Directors approved its final nominees for this Proxy Statement for the 2025 Annual Meeting of Shareholders. The Company has not yet decided who will succeed Mr. Skaggs as a member of the Board of Directors or when a new director will be appointed to fill the resulting vacancy. The Board of Directors may appoint a director to fill the vacancy at any time by an affirmative vote of a majority of the remaining directors.

REVOCABILITY OF PROXY

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President - Secretary of the Company an instrument revoking it, or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted on by the proxy holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH A MATTER.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally using the mail, but officers, directors, and regular employees of the Company may, for no additional compensation, solicit proxies personally, by telephone or by other means of communication, without receiving special compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,774 shares of the Company's common stock on December 1, 2024, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" below.

The presence in person or by proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting. Proxies received but marked as "withhold authority" or "abstain" will be counted as shares that are present for the purposes of determining the presence of a quorum, but will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of WithumSmith+Brown, LLP as our independent registered public accounting firm, an advisory vote on executive compensation, or any other item of business that may properly come before the Meeting.

If you are a shareholder of record, you may vote your shares in person or by mail:

To vote in person, you must attend the Meeting, and then complete and submit the ballot provided at the Meeting and any adjournment thereof.

To vote by mail, you must mark, sign, and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the signed proxy card before the Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Meeting in the manner you specify in the proxy card.

If you indicate a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, your shares will be voted on according to our Board of Directors' recommendations, as indicated in this proxy statement. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated, and returned proxies will be voted in accordance with the recommendations of management in such matters.

For Proposal 1 - Election of Directors - shareholders may vote for all nominees, withhold votes for all nominees or withhold a vote for one or more nominees. To withhold a vote for a specific nominee, draw a line through the nominee's name on the Official Proxy Card.

For Proposal 2 - Selection of Independent Public Accountants (the ratification of the appointment of our independent registered public accounting firm) -- shareholders may vote For, Against, or Abstain. An affirmative vote is not required to ratify the selection of WithumSmith+Brown LP as the Company's independent public accounting firm for fiscal year 2024-2025. However, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment.

For Proposal 3 - Advisory Vote on Executive Compensation - shareholders may vote For, Against, or Abstain. This is a non-binding advisory vote regarding the Company's compensation of our named executive officer required by federal securities law.

If a shareholder does not provide a proxy or vote in person at the Annual Meeting, their share(s) will not be voted.

ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified. Due to the death of one of the directors after the Board of Directors approved its final nominees for the Meeting, only seventeen (17) nominees are presented and will be voted at the Meeting.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is withheld, the proxy holders will vote for the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates).

Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees identified below as possible. In such an event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in the capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or any investment company registered under the Investment Company Act of 1940.

VOTING RIGHTS - CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Shareholders entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. Shareholders who are voting by proxy may indicate their cumulative votes on their proxy card. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected. In the absence of an express indication that the shareholder desires to cast his or her votes cumulatively, it is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management.

DIRECTORS AND EXECUTIVE OFFICERS

A table that sets forth each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information, is provided under Item 10 of the Company's Annual Report. The table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a director) and other key employees.

Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All the nominees, except as designated, were elected as Directors of the Company at the 2024 Annual Meeting of the Company's Shareholders. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

Nominating Committee: The Company has a standing Nominating Committee whose task is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder, who has owned a share of the Company's stock in their name for at least two years and provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating Committee and our Board believe that it is important that we have Board members whose diversity of skills, experience and background are complementary to those of our other Board members. In considering candidates for our Board, our Nominating Committee considers the entirety of each candidate's credentials. In any given search, our Nominating Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. If the Committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and references and to report its findings to the Committee. In addition, the Nominating Committee reviews the attendance and contributions of the present seated Board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full Board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee: Of the five directors serving on the Nominating Committee during 2024, Ron Nunlist, Chair, David Bessom, Sam Blank, Terris Hughes and Marcus Johnson all are deemed "independent" directors, pursuant to applicable laws and regulations of the U.S. Securities and Exchange Commission.

Nominees Proposed by Committee: The Nominating Committee recommended nomination for each of the nominated candidates. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors' meeting held November 9, 2024.

COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2024 were the Nominating Committee, Audit Committee, Personnel and Compensation/Benefits Committee, Finance Committee, Natural Disaster Plan Committee, Operations Committee, Environmental, Health and Safety Advisory Committee, and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 21, 2024, and consisted of the following members: Ron Nunlist, Chair, David Bessom, Sam Blank, Terris Hughes and Marcus Johnson. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met six times during 2024 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for fiscal year 2025-2026 or wishing to nominate an individual for membership on the Board, are requested to notify the Committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver or will cause to be delivered to a potential nominee material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 1, 2025, to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Marcus Johnson, Chair, Barbara Boswell, Harry Buchaklian, Wayne Hardesty, Rebecca Moore, and Dwight Plumley. The functions of the Audit Committee include coordinating with the Company's independent accountant in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management; and monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.. The Audit Committee met five times during 2024.

Independence of Audit Committee: Of the six directors serving on the Audit Committee during 2024, listed above, all are deemed "independent" directors, pursuant to standards of independence promulgated by the SEC.

The Personnel and Compensation/Benefits Committee consists of Karen King, Chair, Suzanne Colvin, Rodney Enns, Terris Hughes, Ron Nunlist, George Pappi, Jr. Gary Willems. The functions of the Personnel and Compensation/Benefits Committee include negotiating employment contracts, reviewing goals and objectives, setting compensation for major staff, review of the employee benefits program, and monitoring the Company's 401(k) plan, its investment options along with the performance of the plan manager. The Committee met six times during 2024.

Independence of Personnel and Compensation/Benefits Committee: Of the seven directors serving on the Personnel and Compensation/Benefits Committee during 2024, listed above, directors Ronald Nunlist and Terris Hughes are deemed as "independent" directors, pursuant to standards of independence promulgated by the SEC. Mr. Enns, Ms. King, Mr. Pappi, Jr., Ms. Colvin, and Mr. Willems are not deemed independent because of their uncompensated service as executive officers of the Company.

The Finance Committee consisted of Suzanne Colvin, Chair, Sam Blank, Barbara Boswell, Harry Buchaklian, Brian Skaggs and Jack Williams. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2024.

The Operations Committee consists of Rodney Enns, Chair, David Bessom, Deon Bozzo, Marcus Johnson, Rebecca Moore, and Dwight Plumley. The functions of the Operations Committee include reviewing and recommending changes in the Shareholders' Information Manual and Calendar, reviewing, and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing board policy and procedures. The Operations Committee met five times during 2024.

The Environmental, Health and Safety Advisory Committee consisted of Sam Blank, Chair, David Bessom, Deon Bozzo, Wayne Hardesty and Rebecca Moore. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Executive Officer/General Manager on matters related to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2024.

The Executive Committee consisted of George Pappi, Jr. Chair, Karen King, Gary Willems, Rodney Enns, Suzanne Colvin and Terris Hughes. The functions of the Executive Committee include reviewing the monthly business with the General Manager, as well as the current financial statement. The Executive Committee met seven times during 2024.

The full Board of Directors met six times during 2024 to review the operations of the Company and is regularly informed through committee reports and reports from the Company's General Manager on significant risks facing the Company, including financial, operational, and strategic risks.

The Board of Directors believes that the risk management processes in place for the Company are appropriate and that this division of responsibilities is the most effective approach for addressing the risks facing the Company.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, and authority for specific duties of the Audit Committee. A copy of the Audit Committee Charter is available at www.visitpcv.com/shareholders

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of the independent auditor, WithumSmith+Brown LP, matters required by Statement on Auditing Standards (SAS) 61 regulations.

The Audit Committee has received the written disclosures and the letter from its independent registered accountants as required by Independence Standards Board Standard No. 1 and has discussed this with the independent registered accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report.

The Audit Committee members were Marcus Johnson, Chair, Barbara Boswell, Harry Buchaklian, Wayne Hardesty, Rebecca Moore, and Dwight Plumley.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

A table that sets forth information concerning the ownership of the Company's Common Stock as of January 1, 2025, by each director and by all directors and executive officers as a group is filed under Item 12 of the Company's 10-K. This information is hereby incorporated by reference.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

The Audit Committee of the Board has appointed Withum+Smith Brown LP ("Withum") as our independent registered accounting firm for the fiscal year ending September 30, 2025. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of PCV and its shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

A table disclosing the fees that the Company was billed for professional services rendered by its independent public accounting firms for the fiscal years ended September 30, 2024 and 2023 is filed under Item 14 of the Company's 10-K. This information is hereby incorporated by reference.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Audit Committee has appointed the firm of WithumSmith+Brown, LP as our certified independent public accounting firm for the fiscal year ending September 30, 2025, and requests that our shareholders ratify this appointment. Even if the appointment is ratified by a vote of the shareholders, the Audit Committee, in its discretion, may direct the appointment of a differently certified independent public accounting firm at any time if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of WithumSmith+Brown, LP was present at the Annual Meeting of Shareholders on January 18, 2025. The representative was given an opportunity to make a statement, if he or she desired to do so, and was available to respond to appropriate questions.

The Company's Board of Directors recommends that the shareholders approve the selection of WithumSmith+Brown, LP to serve as certified independent public accountants for the Company for the fiscal year 2024-2025. The affirmative vote of a majority of shares voted will be required to approve this action.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A table that sets forth information regarding compensation awarded, paid to, or earned by the named executive officer of Pismo Coast Village, Inc. for years ended September 30, 2024 and 2023 is described under Item 11 of the Company's Annual Report.

The entirety of Items 11, 12, and 13 in the Company's Annual Report are hereby incorporated into this section by reference, These items relate to executive compensation; security ownership of certain beneficial owners and management and related stockholder matters; and employment agreements with the Company's named executive officer.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in the Summary Compensation Table contained above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Personnel and Compensation/Benefits Committee consisted of Karen King (Chair), an executive officer of the Company serving as Executive Vice President; Suzanne Colvin, an executive officer of the Company serving as Chief Financial Officer and Vice President - Finance; George Pappi, Jr. as executive officer and serves as President and Chief Executive Officer; Ronald Nunlist, director of the Company, who served in the offices of President and Vice President - Operations in prior years; Gary Willems, an executive officer of the Company serving as Vice President - Secretary; Rodney Enns, an executive officer of the Company serving as Vice President - Operations; and Terris Hughes, an executive officer of the Company serving as Ex Officio. All the members of the Personnel and Compensation/Benefits Committee during 2024 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company's executive officers.

COMPENSATION COMMITTEE REPORT
The Personnel and Compensation/Benefits Committee of the Company's Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report, incorporated by reference to this Definitive Proxy Statement.

The Personnel and Compensation/Benefits Committee does not have a formal charter but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

The Personnel and Compensation/Benefits Committee, made up of members of the Board of Directors, reviews the total direct compensation programs for the General Manager.

Notably the salary and other benefits payable to the named executive officer are set forth in an employment agreement with the named executive officer.

The General Manager reviews the base salary, annual bonus, and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the General Manager's direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

CASH COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICER

The named executive officer receives a base salary payable in accordance with the Company's normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. The General Manager receives an annual bonus equal to 25% of the bonus pool approved by the Board of Directors each year. The bonus pool is computed annually based on the Company's operating profit before depreciation and taxes, in accordance with the standing bonus policy that has been approved by the Board of Directors. Based on knowledge of the industry, industries systems, and skills brought to Pismo Coast Village the Board believes that the General Manager's base salary is less than those that are received by comparable officers with comparable responsibilities in similar companies.

When considering salaries for executives, the Board will do so by evaluating their responsibilities, experience, and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers' base salaries:

• The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders.

• Performance compared to the financial, operational, and strategic goals established for the Company.

• The nature, scope, and level of the executive's responsibilities.

• Competitive market compensation paid by other companies for similar positions, experience, and performance levels; and

The executive's current salary, the appropriate balance between incentives for long-term and short- term performance.

STOCK OPTION PLAN BENEFITS

Not applicable.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE LAST FISCAL YEAR
Not applicable.

LONG TERM INCENTIVE PLANS
Except as described in our 401(k) Plan, the Company did not have a long-term incentive plan during the fiscal year ended September 30, 2024.

REPORT ON RE-PRICING OF OPTIONS/SARS

Not applicable.

COMPENSATION OF DIRECTORS
During fiscal year 2024, none of the Company's directors received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use the Resort for attending meetings and are provided with food and refreshments in connection with Board Meetings. The aggregate value of the foregoing during the fiscal year ended September 30, 2024 was $42,260.

During the fiscal years 2024 and 2023, Pismo Coast Village, Inc. paid for various hospitality functions and for travel, lodging and hospitality expenses for spouses who occasionally accompanied directors when they were traveling on company business. Management believes that the expenditure was to Pismo Coast Village, Inc.'s benefit.

OPTIONS, WARRANTS OR RIGHTS

The Company has no outstanding options, warrants or rights to purchase any of its securities.

INDEBTEDNESS OF MANAGEMENT

No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH PROMOTORS

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information provided under Item 13 of the Company's Annual Report is hereby incorporated by reference.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 3)

The Dodd-Frank Act requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as disclosed under "Compensation of Directors and Executive Officers" in the Company's Annual Report and in this Proxy Statement.

Our executive compensation policy is designed to enable the Company to attract, motivate and retain highly qualified senior executives by providing a competitive compensation opportunity based on performance. Our intent is to provide fair and equitable compensation in a way that rewards executives for achieving specified financial and non-financial performance goals. Our performance-related awards are structured to link a substantial portion of our executive's total potential compensation to the Company's performance on both a long-term and short-term basis, to recognize individual contribution, as well as overall business results, and to align executive and shareholder interest. Accordingly, we reward performance in excess of pre-established targets and we avoid establishing goals that could divert our executive's attention from the fundamentals of effective and efficient operations.

We are requesting shareholder approval of the compensation of our named executive officer as disclosed in this Proxy Statement and the Company's Annual Report, including the disclosures under "Compensation of Directors and Officers" above and Item 11 of the Annual Report. The vote is intended to address the overall compensation of our named executive officer and the policies and practices described in this Proxy Statement.

The vote is advisory and therefore not binding on the Company or the Personnel and Compensation/Benefits Committee or the Board. However, we value the opinions of our shareholders, and we will carefully consider the outcome of the advisory vote on executive compensation when making future compensation decisions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the reasons stated, the Board of Directors recommends a vote FOR the following non-binding resolution:

"RESOLVED, that the compensation paid to the Company's named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in the Annual Report and Proxy Statement, is hereby APPROVED."

The affirmative vote of a majority of the votes cast is required for advisory approval of the foregoing non-binding resolution. See "Voting Securities and Principal Holders Thereof", pages 2 and 3.

SHAREHOLDER COMMUNICATIONS

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Mr. Charles Amian, General Manager. Shareholders may also send an email to Directors@Visitpcv.com.

SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 2026 Annual Shareholders' Meeting is October 1, 2025. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2025.

LEGAL PROCEEDINGS

No pending legal proceedings against the Company other than routine litigation incidental to business.

OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2024, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-K Report should be addressed to:

Mr. Charles Amian, General Manager
Pismo Coast Village, Inc.
165 South Dolliver Street
Pismo Beach, California 93449

PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE  THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT  TO VOTE IN PERSON.

PISMO COAST VILLAGE, INC.

Date: February 28, 2025

George Pappi Jr., CEO/President

February 28, 2025

Dear PCV Shareholder:

YOUR VOTE MATTERS -
PLEASE SEND IN YOUR PROXY… TODAY!

You are urged to mark, sign, and date the enclosed proxy card and return it in the pre-addressed envelope… today! You do not need a stamp as the postage is pre-paid.

As we celebrate our 50th anniversary, your continued participation as a shareholder is critical and will allow us to continue the resort's success into the next fifty years!

The Annual Report and Proxy Statement are available now on the PCV website at www.visitpcv.com. You will receive a printed copy of both reports in the mail separately.

Please mail the proxy… today! Returning the proxy by Monday, March 10 will ensure your vote is properly counted. If you are reading this after March 10, please call the Resort at (805) 773-5649 and we will do our best to ensure your vote is counted.

THE PISMO COAST VILLAGE, INC.
BOARD OF DIRECTORS

George Pappi, Jr., President

OFFICIAL PROXY CARD
Pismo Coast Village, Inc., a California Corporation
165 South Dolliver Street, Pismo Beach CA 93449-2999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints George Pappi, Karen King, Rebecca Moore, Suzanne Colvin, Rodney Enns, Terris Hughes, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned's Common Stock in Pismo Coast Village, Inc. held of record on December 1, 2024, the record date, at the Annual Meeting of Shareholders of Pismo Coast Village, Inc. convened on Saturday, January 18, 2025, and at any adjournment or postponement thereof, including the continuance meeting to be held at 10:00 A.M. (PST) on Saturday, March 15, 2025 with the same authority as if the undersigned were personally present.

This proxy, when properly executed, will be voted as directed by the undersigned shareholders. If this proxy is properly executed but no such directions are made, this proxy will be voted "FOR" the election of the nominees listed for the Board of Directors, and "FOR" Proposals 2 and 3.

1. Election of Directors (To elect 17 directors to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders)

 Vote WITHHELD from ALL nominees.

 Vote for all nominees (except as marked)

(Instructions: To withhold authority to vote for any individual nominee, STRIKE A LINE THROUGH the nominee's name in the list below. EXAMPLE ~~Benjamin Franklin~~)

David Bessom	Kim Dougherty	Ronald Nunlist
Sam Blank	Rodney Enns	George Pappi
Barbara Boswell	Terris Hughes	Dwight Plumley
Deon Bozzo	Marcus Johnson	Gary Willems

Harry Buchaklian	Karen King	Jack Williams
Suzanne Colvin	Rebecca Moore

 The Board of Directors Recommends a Vote FOR Item 2.

2. Ratify the selection of WithumSmith+Brown, LP as independent certified public accountant for the fiscal year 2024 - 2025.

For  Against  Abstain

The Board of Directors Recommends a Vote FOR Item 3.

3. Approve the advisory, non-binding resolution on executive compensation.

For  Against  Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT: PLEASE MARK, SIGN AND DATE BELOW, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

I/We own _____(number of shares) as of the date of record, December 1, 2024. Certificate Number(s): _____________________

Please print Name(s): _________________________________________________________________________________________

Signature: _________________________________________________________________Date: ____________________________

Signature: _________________________________________________________________Date: ____________________________

Signature : _________________________________________________________________Date : ____________________________

Signature : _________________________________________________________________Date : ____________________________

Please sign exactly as your name(s) appear(s) thereon. When signing as attorney, executor, trustee, or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

Please Note - The Company’s Bylaws do not allow for write-in candidates. DO NOT “write-in” a candidate on this form

IMPORTANT

PLEASE SEND IN YOUR PROXY ........ TODAY!

You are urged to date and sign the enclosed proxy and return it promptly. This will help save the expense of follow-up letters to stockholders who have not responded. Please return proxies by 03/07/2025

OVER

OVER

The Annual Meeting of Shareholders of PISMO COAST VILLAGE, INC. was convened on Saturday, January 20, 2025, and will be continued on Saturday, March 15, 2025, at 10:00 a.m. at the Clubhouse of the Pismo Coast Village RV Resort located at 165 S. Dolliver Street, Pismo Beach, CA. 93449. Submitting your proxy will allows us to continue the success of the resort!